SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 18, 2009

WINDTAMER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

6053 Ely Avenue, Livonia, New York	14487
(Address of Principal Executive Offices)	(Zip Code)

(585) 346-6442

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 18, 2009, the Chief Executive Officer and Chief Financial Officer of WindTamer Corporation (the "Company"), in consultation with the Company's Board of Directors, determined that the Company’s financial statements for the fiscal quarter ended March 31, 2009, appearing in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, should no longer be relied on because of an accounting error in such financial statements.  The accounting error related to the calculation of professional fees for the period from Date of Inception (March 30, 2001) through March 31, 2009, in the Statement of Operations and related stock-based compensation item in the Statements of Cash Flow for the Period from Date of Inception (March 30, 2001) through March 31, 2009.  During the initial preparation of the financial statements management made adjustments to the stock-based compensation expense for a consultant for the Three Months Ended March 31, 2009.  In connection with such adjustments, an entry of $285,000 was not made to the corresponding column for the Period from Date of Inception (March 30, 2001) through March 31, 2009, in the Statements of Operations or the Statements of Cash Flows.

The accounting error related only to the Period from Date of Inception (March 30, 2001) through March 31, 2009 and not to the financial statements for the Three Months Ended March 31, 2009 and 2008.  The impact of the adjustment was to increase the following amounts in the Statements of Operations for the Period from Date of Inception (March 30, 2001) through March 31, 2009:

- increase the professional fees to $1,013,076 from $728,076;

- increase total selling, general and administrative expense to $1,638,427 from $1,353,427;

- increase total expenses and loss from operations each respectively to $2,046,142 from $1,761,142

- increase Net loss before income taxes and Net loss each respectively to $2,045,950 from $1,760,950.

It will also have the following impact the unaudited Statements of Cash Flows for the Period from Date of Inception (March 30, 2001) through March 31, 2009:

- reflect the increase the net loss to $2,045,950 from $1,760,950; and

- increase the stock-based compensation to $860,290 from $575,290.

The Company has made the aforementioned adjustments and has filed restated interim financial statements for the quarter ended March 31, 2009, in a Quarterly Report on Form 10-Q/A on May 19, 2009.

Our Chief Executive Officer and Chief Financial Officer has assessed the impact of the accounting error on the Company's disclosure controls and procedures and has determined that notwithstanding the accounting error and given limited scope of the error, the Company's disclosure controls and procedures were effective as of March 31, 2009.  The Chief Executive Officer and Chief Financial Officer has discussed the matters disclosed in this report with Rotenberg & Co. LLP, the Company's independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date: May 19, 2009	By:	/s/ Gerald E. Brock
Name: Gerald E. Brock
Title: Chief Executive Officer and Chief Financial Officer